UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2007

Impax Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27354	65-0403311
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30831 Huntwood Ave., Hayward, CA 94544
(Address of principal executive offices) (Zip Code)

510-476-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     On January 8, 2007, the registrant files with the Securities and Exchange Commission its Answer to the Commission’s Order dated December 29, 2006 instituting an administrative proceeding to determine whether the registration of the registrant’s securities under Section 12 of the Securities Exchange Act of 1934 should be suspended or revoked. A copy of the Answer is attached as Exhibit 99.1 to this Report.

Item 9.01   Financial Statements and Exhibits.

      (d) Exhibits.

                99.1 – Answer of Respondent Impax Laboratories, Inc. filed January 8, 2007.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Answer of Respondent Impax Laboratories, Inc. filed January 8, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2007

IMPAX LABORATORIES, INC.

By:	/s/ Arthur A. Koch, Jr.
Name:	Arthur A. Koch, Jr.
Title:	Chief Financial Officer